Exhibit 99.1 Investor Presentation June 2025 Location: 970 Industrial Blvd, Chula Vista, CA

C O N F I D E N T I A L Disclaimer & Forward-Looking Disclosure Certain of the matters discussed in this investor presentation, other than historical facts, constitute forward-looking statements within the meaning of the federal securities laws, and we intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in such federal securities laws. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words, or the negative of such terms or other comparable terminology, or by discussions of strategy. We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. Such statements include, but are not limited to statements concerning our plans, strategies, initiatives, prospects, objectives, goals, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: • disruptions in the economy, including debt and banking markets and foreign currency, including changes in the Canadian Dollar ( CAD )/U.S. Dollar ( USD ) exchange rate; • significant transaction costs, including financing costs, and unknown liabilities; • whether we will be successful in the pursuit of our business plan and investment objectives; • changes in the political and economic climate, economic conditions and fiscal imbalances in the United States, and other major developments, including tariffs, wars, natural disasters, epidemics and pandemics, military actions, and terrorist attacks; • changes in tax and other laws and regulations, including tenant protection programs and other aspects of our business; • difficulties in our ability to attract and retain qualified personnel and management; • We will face conflicts of interest relating to the purchase of properties, including conflicts with the Managed REITs, and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. • the effect of competition at our self-storage properties or from other storage alternatives, which could cause rents and occupancy rates to decline; • failure to close on pending or future acquisitions on favorable terms or at all; • our reliance on information technologies, which are vulnerable to, among other things, attack from computer viruses and malware, hacking, cyberattacks and other unauthorized access or misuse; • increases in interest rates; and • failure to maintain our REIT status. All forward-looking statements, including without limitation, management’s examination of historical operating trends and estimates of future earnings, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them, but there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission (the “SEC”) and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this investor presentation, and we do not intend to publicly update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise. For further information regarding risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the SEC, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on For 10-Q for the quarter ended March 31, 2025, copies of which may be obtained from our website at investors.smartstopselfstorage.com. We use market data throughout this presentation that has generally been obtained from publicly available information and industry publications. We have also obtained certain information, where indicated, from the 2024 Self Storage Almanac and the January 2024 Colliers Report. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information are not guaranteed. The market data includes forecasts and projections that are based on industry surveys and the preparers’ experiences in the industry, and there is no assurance that any of the projections or forecasts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. This presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. You should be aware that SmartStop’s presentation of these and other non-GAAP financial measures in this presentation may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. 2

SmartStop is a Premier, Growth-Oriented Self Storage Platform

SMARTSTOP OVERVIEW

- SmartStop Self Storage REIT, Inc. ("SmartStop" or the "Company") is a premier self storage owner and operator that maintains a high-quality and diversified portfolio across the United States and Canada
- BBB- Investment Grade Rating with Kroll Bond Rating Agency ("KBRA") since April 2022 and BBB Rating from Morningstar DBRS ("DBRS") since May 2025
- Demonstrated track record of growth, growing its total portfolio by ~86% over the last five years[1], becoming the 10th largest operator in the U.S. and the largest operator in the Greater Toronto Area ("GTA")[2]
- Self storage portfolio is focused on high growth markets, including a unique exposure to Canada and the GTA
- Management has established a robust operating platform that is technology-enabled, data driven, and scalable
- SmartStop has a multi-pronged growth strategy focused on organic and external growth
- Managed REIT platform drives incremental revenue and future potential acquisition pipeline



Walnut Grove
San Gabriel, CA



Capitol Drive
Milwaukee, WI



State Road 54
Lutz, FL

ATTRACTIVE FINANCIAL AND OPERATING PROFILE

FINANCIAL

$148 million LQA NOI[3]	**~$2.6 billion** Historical acquisition volume[4]
~4.2% Avg. Same-Store YoY NOI growth (Last three years)[5]	**8.8%** Owned portfolio CAGR (2019-2024)[6]

OPERATING

218 Owned and managed properties[7]	**17.6 million** Owned and managed square feet[7]
93.0% 1Q 2025 Ending Same-Store Occupancy[8]	**$19.84** 1Q 2025 Annualized Same-Store RentPOF[9]

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store®

Note: As of 3/31/2025 unless otherwise noted. (1) Based on total owned and managed properties from 2019 - 2024; (2) Based on total owned and managed property growth since 2019; Per Inside Self Storage Top-Operators list for 2024 and Colliers January 2024 report; (EXR) merger with Life Storage completed in July 2023; (3) LQA NOI based on annualized 1Q'25 NOI; NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure; (4) Since 2016 through YTD 2025 inclusive of the Managed REITs; (5) The average of the past 12 quarters of year-over-year same-store NOI growth from 2Q22 to 1Q25; (6) Measured by number of properties; Includes wholly-owned operating properties and joint venture operating properties; (7) As of 3/31/2025; (8) Represents 3/31/2025 same-store ending physical occupancy; (9) Represents same-store annualized rent per occupied square foot for the three months ended 3/31/2025

3

C O N F I D E N T I A L Key Investment Highlights Multi-Pronged Growth Strategy 1 High Quality, Diversified Portfolio In Key Growth Markets 2 Gartrell Road Aurora, CO Differentiated Exposure to the GTA 3 Scalable, Branded Platform Positioned to Drive Growth 4 Texas Avenue South Unique Managed REIT Platform Provides Additional Revenue and Acquisition Potential College Station, TX 5 Experienced Management Team and Board of Directors 6 Conservative and Diversified Capital Structure 7 Fenton Street Chula Vista, CA 4

C O N F I D E N T I A L 1 Successful Track Record of Growing the SmartStop Platform JUNE 2022 SEPTEMBER 2015 APRIL 2025 SmartStop SmartStop REIT SST closes a $1.4 JUNE 2024 MARCH 2022 completes 100% JANUARY 2014 billion all-cash merger prices IPO at SmartStop stock-for-stock SmartStop SST II declared with Extra Space $30.00 per share surpasses NOVEMBER 2005 (1) merger with SSGT receives BBB- raising $932mm effective and Storage (NYSE: EXR) $750mm in H. Michael II, acquiring Investment JULY 2009 begins offering for $13.75 / share, and starts trading AUM in its Schwartz acquires ~$252mm of Grade Rating on the NYSE SMARTSTOP brand shares at returning over $800mm Managed first ten self storage storage assets launched $10.00 of equity to shareholders from Kroll under SMA REIT Platform properties in a DST 2005 2008 2009 2010 2013 2014 2015 2 20 019 19 2021 2022 2023 2024 2025 MAY 2025 MARCH 2008 NOVEMBER SEPTEMBER JUNE 2019 MARCH 2021 APRIL 2022 DECEMBER Receives BBB 2013 2024 SST, first public 2010 SST II completes SmartStop closes SmartStop files Credit Rating non-traded REIT SST acquires SST II is Self Administration 100% stock-for- Form S-11 with Completed from entirely focused on first property in established Transaction; stock merger with SEC to list its ~$240mm of Morrningstar acquisitions in self storage, the Greater renames company SST IV; acquiring shares on the DBRS with a declared effective Toronto Area to SmartStop Self ~$375mm in NYSE FY 2024 with Stable trend. ~$110mm closed and begins offering Storage REIT, Inc. storage assets or under contract shares at $10.00 as of March 2025 2018 2019 2020 2021 2022 2023 2024 3/31/2025 (2) Owned operating properties 83 112 112 144 160 162 171 174 Managed operating properties - - 41 18 19 32 37 44 Note: Strategic Storage Trust, Inc. (SST); Strategic Storage Trust II, Inc (SST II); Strategic Storage Trust IV, Inc (SST IV); Strategic Storage Growth Trust II, Inc (SSGT II). Gray shading represents events that occurred prior to the formation of SmartStop Self Storage REIT, Inc.; Blue shading represents events that occurred after the formation of SmartStop. (1) Based on 31.1mm shares issued post-greenshoe; (2) Includes wholly-owned and joint venture stores 5

1 The SmartStop Opportunity

Highly fragmented sector that is going through a wave of consolidation

- Over 52,000 self storage facilities in the US with only 22.5% penetration from public self storage companies(1)
- The top 10 operators in Canada account for only 20% of all self storage facilities(2)

Scalable platform positioned to generate outsized returns with improved cost of capital

- Significant investments made in SmartStop technology, infrastructure and human capital to prepare for future growth


SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store!

SmartStop is a high-growth alternative to large-cap self storage companies

- ~$1.5 billion of acquisitions over the last ~4 years(3)
- Attractive relative scale to existing REITs drives greater impact to FFO growth from acquisitions

Accelerate our growth in target markets, including building a premier platform in Canada

- Continued expansion of footprint in top markets including the Mid-Atlantic, Southern California, and Canada

(1) 2024 Self-Storage Almanac; (2) Colliers January 2024 report (3) Includes acquisitions by Managed REITs. Represents 2021 - YTD 2025

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!
6

1 Multi-Pronged North American Growth Strategy


SmartStop
Self Storage

ORGANIC GROWTH DRIVERS

Property revenue maximization

- *Utilize technology-enabled platform to continue growing rental rates and occupancy*

Margin expansion

- *NOI and EBITDA margin continue to expand but are still below public peers*
- *Solar initiative presents opportunity to further reduce utility costs*

Ancillary revenues

- *Expand ancillary revenues (tenant protection, storage supplies, etc.) within existing assets*

ACQUISITIONS

Acquisitions on balance sheet

- *Leverage institutional operating platform to accretively acquire stabilized and non-stabilized assets*
- *Leverage existing Canadian footprint to acquire under-managed Canadian properties*

Strategic combination with Managed REITs

- *Track record of successful integration of Managed REITs*

ADDITIONAL GROWTH DRIVERS

Joint ventures

- *Accretive development opportunities within Canadian JV SmartCentres*

Managed REIT Platform

- *Opportunity to scale managed portfolio and brand presence*
- *High ROE revenue streams*

Third-party management platform

- *Large opportunity to grow managed assets in Canada and US*
- *Build shadow M&A pipeline*

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store®
7

2 SmartStop Owns a High Quality Portfolio in Key Growth Markets

GEOGRAPHIC FOOTPRINT (OWNED AND MANAGED)(1)



BC
AB
SK
MB
ON
QC
WA
OR
MT
ID
WY
ND
SD
NE
MN
WI
MI
IA
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
WV
VA
KY
TN
NC
SC
GA
FL
AL
MS
LA
AR
MO
KS
OK
TX
NM
CO
UT
NV
CA
AZ
SmartStop Self Storage REIT, Inc. Operating Properties
164 Wholly-Owned Operating Properties
10 Joint Venture Operating Properties
44 Managed Operating Properties

SmartStop has among the highest portfolio concentration in top markets at over 65%(2)

TOP MARKETS BY NRSF(3) (OWNED)



13.7 million Total NRSF
Toronto 15%
Miami - Fort Lauderdale 9%
Los Angeles 6%
Las Vegas 6%
Asheville 6%
Houston 5%
Denver 4%
Tampa 3%
Chicago 3%
Dayton 3%
All Other4 40%

KEY PORTFOLIO STATISTICS (OWNED)

174 Owned properties(1)	**13.7 million** Square feet(1)(5)	**122,135** Units(1)(5)
92.7% Ending Occupancy(6)	**$19.94** RentPOF(7)	**22** U.S. States and Canadian Provinces(8)

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store

Note: As of 3/31/2025 unless noted otherwise. Figures reflect owned JVs at 100% of NRSF. (1) As of 3/31/2025; (2) Toronto included as a top 25 MSA. Top 25 MSA's as defined by 2024 U.S. Census Bureau data. Metric refers to owned properties including joint venture properties; (3) MSAs (Metropolitan Statistical Areas) as defined by 2024 U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada; (4) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Detroit, Jacksonville, Milwaukee, Mobile, Myrtle Beach, Nantucket, Naples, Nashville, New York - Newark, Orlando, Phoenix, Port St. Lucie, Punta Gorda, Raleigh - Cary, Riverside - SB, Sacramento, San Antonio, San Diego, San Francisco - Oakland, San Jose, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Seattle - Tacoma, Spartanburg, Stockton, Trenton-Princeton and Washington-Arlington; (5) Total includes ten operating properties held in unconsolidated joint ventures in which SmartStop maintains a 50% equity interest; (6) Represents ending occupancy as of 3/31/2025 for total wholly-owned operating stores. (7) Represents three months ended 3/31/2025 total wholly-owned operating stores RentPOF. (8) Includes 20 U.S. states, Washington D.C. and Ontario.

8

C O N F I D E N T I A L 2 SmartStop Maintains a High-Performing Portfolio Relative to Peers High quality portfolio with strong rents and demographics Q1 2025 SAME-STORE RENT / SQUARE FOOT (RENTPOF) Q1 2025 ENDING SAME-STORE OCCUPANCY $22.55 $22.48 93.4% 93.0% $19.84 $19.75 91.5% $15.70 89.7% 83.6% (1) (1) (3)(4) Q1 2025 SAME-STORE REVENUE GROWTH TOP 25 MSAS % OF NRSF Average Q1 2025 3 mile Same-Store 2.3% (1.2%) 0.0% (0.8%) (5.7%) 181 110 112 118 67 (2) population NOI growth (5) (000s) 3.2% 75.6% 70.8% 66.1% 64.0% 0.3% 0.1% 31.6% (0.4%) (3.0%) (1) Sources: Public company filings and financial supplements. (1) Excludes impact of LSI transaction and reflects EXR Same-store pool only. (2) Same-Store NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (3) Toronto included as a top 25 MSA. Top 25 MSA’s as defined by 2025. U.S. Census Bureau data per S&P Capital IQ. Includes owned joint venture properties for SmartStop; (4) Represents 1Q 2025 quarter end NRSF. (5) 2024 Evercore ISI Equity Research 9

2 Portfolio Focused on Large Markets with Attractive Demographics

POPULATION GROWTH IN SMARTSTOP'S MARKETS IS EXPECTED TO OUTPACE THE U.S. AVERAGE

2025 - 2030 Claritas/SNL Financial Projected Population Growth

Peer Top 10 MSA Avg.[1]	U.S. Avg.	SmartStop Top 10 MSA[2] Avg.	Toronto[3]
2.6%	2.5%	2.9%	3.6%



Houston 6.1%
Tampa 5.7%
Las Vegas 3.8%
Miami - Fort Lauderdale 3.6%
Toronto(3) 3.6%
Asheville 3.4%
Denver 3.2%
SmartStop Top 10 MSA Avg.(2) 2.9%
Peer Top 10 MSA Avg.(1) 2.6%
U.S. Avg. 2.5%
Dayton 1.4%
Chicago (0.7%)
Los Angeles (0.9%)

SMARTSTOP'S MARKETS DISPLAY OUTSIZED INCOME GROWTH PROJECTIONS

2025 - 2030 Claritas/SNL Financial Projected HH Income Growth[4]

2025E - 2030E
Median HH Income Growth (%)



Denver 13.2%
Toronto(4) 12.9%
Tampa 12.1%
Miami - Fort Lauderdale 12.0%
SmartStop Top 10 MSA Avg.(2) 9.5%
Asheville 8.5%
Houston 8.4%
U.S. Avg. 8.3%
Peer Top 10 MSA Avg.(1) 8.3%
Dayton 8.0%
Las Vegas 7.1%
Los Angeles 7.0%
Chicago 6.3%

Sources: Claritas, SNL Financial, Statistics Canada. Top 10 markets ranked by NRSF as of 12/31/2024. (1) Peers include PSA, EXR, CUBE, and NSA. (2) Toronto included as a top market. (3) Statistics Canada for 2023 and Ontario Ministry of Finance projections (Fall 2024). (4) Toronto household income data sourced from CoStar.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
10

C O N F I D E N T I A L 2 Key SmartStop U.S. Markets – Miami / Ft. Lauderdale and Los Angeles MIAMI/FT. LAUDERDALE, FLORIDA LOS ANGELES, CALIFORNIA $74,730 $89,860 Average 5-mi Household Average 5-mi (1) (1) Income Household Income 232,570 414,360 Average 5-mi Population Average 5-mi Population 1,221,100 882,00 NRSF NRSF FORT LAUDERDALE LOS ANGELES 10,470 8,290 Units Units MIAMI 92.9% 94.0% 1Q 2025 Ending Occ. 1Q 2025 Ending Occ. $24.58 $26.60 (2) (2) Rent POF Rent POF Sources: Company internal data as of 3/31/2025. (1) Demographic data pulled by asset from CoStar; market data displayed is the weighted average by NRSF as of 12/31/2024. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. 11

3 Toronto and Greater Canada Represent an Untapped Growth Opportunity

POPULATION GROWTH VS. SUPPLY RATIO - SELECT LARGE CITIES



Toronto vs. Top 25 U.S. MSA Avg.
Delta
Population growth: ✓ +127bps
Storage supply ratio: ✓ (3.8x)
14%
12%
10%
8%
6%
4%
2%
0%
(2%)
% Population Growth
Edmonton
Vanouver
Montreal
Toronto
Top 25 U.S. MSA Avg.
Boston
LA
NYC
Chicago
Seattle - Tacoma
Atlanta
Houston
Dallas
Philadelphia
U.S. National Average >6x
Below U.S. Average
Above U.S. Average
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
Sq. Ft. / Capita

Canadian markets maintain attractive demographics with room to meaningfully expand storage market penetration

OPPORTUNITY TO EXPAND IN SEVERAL UNDERPENETRATED CANADIAN MARKETS



Supply Ratio
Alberta
Edmonton
British Columbia
Saskatchewan
Manitoba
Ontario
Québec
Calgary
Vancouver
Ottawa
Toronto
Montreal
3
2.8x
2.3x
2.5x
10
11
13
2.2x
2.0x
2.3x
SmartStop Self Storage REIT, Inc. Operating Properties[1]
Wholly-Owned Operating Properties (13)
Joint Venture Operating Properties (10)
Managed Properties (15)

Supply Per Capita Ratio

U.S. National Avg.	6.3x
Top 25 U.S. MSA Avg.	6.1x
Select Canadian CMAs Avg.[2]	2.4x

Sources: Claritas, Colliers, CoStar, Green Street, SNL Financial, Statistics Canada, and The 2024 Self-Storage Almanac. (1) As of 12/31/2024 inclusive of subsequent property additions after period end. (2) Includes Toronto, Vancouver, Montreal, and Edmonton.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
12

3 SmartStop's GTA and Broader Canadian Expansion is a Differentiated Strategy

STRATEGIC RATIONALE

- ✓ The Canadian storage market is less mature than the U.S. and meaningfully underpenetrated with only 3,390 storage properties[1] (vs. ~52,300 in the U.S.)[2]
- ✓ The GTA is the largest market in Canada and the sixth largest market in North America with 7.6 million people[3]
- ✓ Management has a 14-year track record in operating, developing and acquiring assets within the GTA
- ✓ SmartStop is the largest operator in the GTA[4]
- ✓ SmartStop has established robust infrastructure within the GTA enabling SmartStop to generate economies of scale
- ✓ Other fast-growing Canadian markets with low penetration represent compelling expansion opportunities

SMARTSTOP HAS BUILT A LOCAL OPERATING PLATFORM POISED FOR GROWTH[5]

3.2 Million Total Owned or Managed Operating Sq. Ft.	**35** Owned or Managed Operating Properties	**~31,300** Total Owned or Managed Operating Units
14 Years of experience in GTA Market by Management	**16%+** GTA Market Share [4]	**~100** Employees

SMARTSTOP GTA OWNED AND MANAGED PORTFOLIO[5]



Barrie
Sutton
Peterboro
Aurora
Oshawa
Bowmanville
Vaughan
Markham
Brampton
Toronto
Mississauga
Guelph
Milton
Oakville
Kitchener
Cambridge
Burlington
Hamilton
Brantford
SmartStop
Self Storage
OWNED OPERATING PROPERTIES (23)
MANAGED OPERATING PROPERTIES (12)
MANAGED DEVELOPMENT PROPERTIES (3)

SmartStop is the only U.S. REIT with exposure to the growing GTA market

(1) Colliers January 2024 report; (2) 2024 Self-storage Almanac; (3) Statistics Canada and Ontario Ministry of Finance; (4) Colliers January 2025 report; (5) Metrics for the Greater Toronto Area as of 3/31/2025; Includes joint venture properties and Managed REIT-owned properties

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store
13

3 Our Success in Canada: Case Studies

BRAMPTON, ONTARIO

- Ground-up JV development property with 1,050 storage units
- Situated in prime location with high median household income, 2.5% annual population growth, and only 1.5 SF/person storage supply in a 3-mile radius
- Aggressive lease-up strategy led to greater than 90% physical occupancy within 17 months of opening
- Four story facility, 1.34 acres lot adjacent SmartCentres Brampton shopping center, Tim Hortons
  - Occupancy of 93.7% (at 3/31/2025)



Purchased Land: August 2018


SmartStop
LCBO
AIRPORT RD



Property Opened: November 2020

GTA - 8 FACILITY PORTFOLIO ACQUISITION

- In 1H23, the Managed REITs[1] acquired an eight-facility portfolio in the GTA for approximately CAD $300 million
  - 758,000 rentable square feet
  - 7,400 units
- The properties are Class-A facilities located in high-growth areas of the GTA with strong demographics
- The acquisition makes SmartStop the fifth largest operator in Canada


Vaughan
Mississauga
Burlington
SmartStop
Self Storage
Managed operating property (8)

PORTFOLIO HIGHLIGHTS

758,000 *Total Sq. Ft.*	7,400 *Units*
56.1% *Occupancy as of June 2023[2]*	~26 *Acres of Land*
245,000 *Average 3-mile Population[3]*	USD $107,400 *Average 3-mile Household Income[3]*

MISSISSAUGA, ONT



VAUGHAN, ONT



(1) One property was acquired in January 2023 by Strategic Storage Trust VI, Inc. One property was acquired in June 2023 by Strategic Storage Growth Trust III, Inc. Six properties were acquired in June 2023 by Strategic Storage Trust VI, Inc.. (2) Weighted average physical occupancy at the time of acquisitions, weighted by net rentable square feet. One property was acquired in January 2023. Seven were acquired in June 2023. (3) Demographic data pulled by asset from CoStar; market data displayed is the weighted average by NRSF as of 12/31/2023.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
14

4 Introducing: Dash, SmartStop's Proprietary Integrated Technology Platform



dash™
LIVE AGENT
IVR
CALL CENTER
TECHNOLOGY
DATA SCIENCE
REVENUE MANAGEMENT
AUTOMATION
INNOVATION
MOBILE
EMAIL/SMS
SEO
PPC
DIGITAL MARKETING
WEB DEVELOPMENT
DATA ANALYTICS
DATA WAREHOUSE
MOBILE ON-DEMAND

CUSTOM-BUILT

- Collaborative development with vendor
- Designed for real-time data access and availability
- Focus on customer-centric and mobile engagement

SCALABLE

- Built to operate with hundreds of properties
- Integrates seamlessly with proprietary systems (pricing, call center)
- Open API architecture and enterprise-level management
- Enhancements and upgrades flow seamlessly to field

SECURE

- Isolated server cluster built to SmartStop specifications
- Data is 100% SmartStop-owned and accessible
- Meets SOC I, Type II and SOC 2, Type II standards

Cloud-based Technology Backbone of Our Platform

- Accelerates innovation
- Facilitates delivery of strategic objectives

Innovative proprietary technology, shaping the future of the industry

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store®
15

4 Ability to Deliver Leading Customer Experience

Technology-driven platform gives SmartStop the ability to meet customers' unique service needs

Dedicated In-House Call Center

- Dedicated call center employees streamline the customer experience
- Agents able to use web-based or SMS text features to complete leasing process to meet customer needs

Online Rentals and Reservations

- Convenient online access allowing customers to seamlessly browse available units and rent units on the web
- State-of-the-art website optimized to reduce barriers in the shopping experience and fast loading times

Walk-Ins

- Highly-trained SmartStop employees on facility premises to accommodate walk-ins
- Staff trained to utilize SmartStop's management technology and tools to provide high-quality in-person sales experience


Back to Top
404 Potrero Grande
1st Month Rent Free
VIEW FACILITY
5216 Walnut Grove Ave
1st Month Rent Free
VIEW FACILITY
10231 Colima Rd

- ✓ Modern & convenient website experience
- ✓ Integrated into revenue management system to update pricing and occupancy real time
- ✓ Highly sophisticated and responsive website
- ✓ Mobile optimization

- For the year ending 2024, ~50%(1) of all rentals were executed in a contactless manner

(1) Defined as rentals originated either through the Company's website or call center.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
16

4 Award Winning Customer Service and Strong Brand Awareness

CUSTOMER SERVICE AWARDS AND ACCOLADES


BEST CUSTOMER SERVICE 2021
BEST CUSTOMER SERVICE 2024
BEST CUSTOMER SERVICE 2023
Newsweek
statista

Newsweek Awards
Named the top-ranked self storage company for customer service by Newsweek and Statista in 2021, 2023 and 2024


SILVER
2023 STEVIE
WINNER
AMERICAN BUSINESS AWARDS

The Stevie Awards
Recognized as a Silver Winner in The 21st Annual American Business Awards® for Customer Service Department of the Year


The 800 Award
The 800 Award

Reputation 800 Awards
Awarded the Reputation 800 Award from reputation.com for outstanding customer reviews in 2022 and 2023

CONSISTENT BRAND STANDARDS


SmartStop
Self Storage





SMARTSTOP SPONSORSHIP


Sports / entertainment


TAG Heuer
Arrow McLaren IndyCar


USC Athletics

CHARITABLE GIVING


Breast Cancer Research Foundation


Habitat for Humanity


Wounded Warrior Project

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store
17

4

Internal Growth Strategy

INTERNAL GROWTH STRATEGIC HIGHLIGHTS

- ✓ Maximize net operating income with a balanced approach to rate and occupancy
- ✓ Majority of the Company's same-store portfolio base has been owned or managed less than five years and retains additional rate upside
- ✓ SmartStop's customer service platform drives consumer traffic and develops a sticky customer base
- ✓ Asset management technology and experienced personnel all help drive expense savings and ultimately bottom-line growth

HISTORICAL SAME-STORE AVERAGE OCCUPANCY(1)



Average: 93.3%
95.1%
95.5%
94.5%
93.3%
93.1%
93.7%
93.2%
92.4%
92.5%
92.5%
92.4%
92.3%
92.6%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

HISTORICAL SAME-STORE RENTPOF(1) (2)



Average: $19.64
$17.77
$18.47
$19.30
$19.64
$19.84
$19.99
$20.37
$19.94
$19.49
$20.15
$20.25
$20.21
$19.84
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

SmartStop's strategic internal growth initiatives have proven successful on key operational statistics

(1) Q1'25 figures based on SmartStop's 149 same-store pool; Q3 and Q4'24 figures based on SmartStop's 148 same-store pool; Q1'24 and Q2'24 figures based on SmartStop's 149 same-store pool. All 2023 figures based on SmartStop's 137 property same-store pool. All 2022 figures based on SmartStop's 109 property same-store pool. All 2021 figures based on SmartStop's 103 property same-store pool. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store
18

C O N F I D E N T I A L 4 Strong Track Record of Internal Growth SmartStop’s internal growth strategies have translated into successful long-term growth HISTORY OF OPERATIONAL EXCELLENCE HIGHLIGHTED BY SAME-STORE PERFORMANCE VS. PEERS EMBEDDED NOI UPSIDE FROM NON SAME-STORE ASSETS (5) 1Q 2025 Ending Non Same-Store vs. Same-Store Occupancy 1Q’25 Same-Store Revenue Growth 1Q’25 Same-Store NOI Growth SmartStop Peer avg. Delta SmartStop Peer avg. Delta 1Q’25 3.2% (0.8%) +400bps 1Q’25 2.3% (1.9%) +418bps +2.5% 93.0% (1) (2) (3) 3-year Avg. YoY Same-Store Revenue Growth 3-year Avg. YoY Same-Store NOI Growth 90.5% 5.4% 5.3% 5.0% 5.0% 4.7% 4.4% 4.2% 4.0% 2.3% 1.5% Non Same-Store Same-Store Non same-store pool includes 15 properties covering EXR PSA SMRT CUBE NSA PSA EXR CUBE SMRT NSA (4) (4) ~1.3mm square feet (9% of total square feet) Sources: Public company filings and financial supplements. Note: peers may have different definitions of same-store metrics. (1) Represents the simple average of quarterly year-over-year same-store revenue growth for the most recent 12 quarters (the quarter ended 06/30/2022 through 3/31/2025). (2) Represents the simple average of quarterly year-over-year same-store NOI growth for the most recent 12 quarters (the quarter ended 06/30/2022 through 3/31/2025). (3) Same-Store NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (4) Excludes impact of LSI transaction and reflects EXR SS Pool Only. (5) Represents 3/31/2025 non same-store and same-store ending physical occupancy. 19

C O N F I D E N T I A L 4 Existing Embedded Internal Growth Opportunities (2)(3) SMARTSTOP SAME-STORE RENTAL RATE AND NOI MARGIN EXPANSION PEER COMPARISON - NOI MARGIN AND ADJ. EBITDA (1) (3) (4) FY 2024 Same-Store NOI Margin FY 2024 Adj. EBITDA Margin Rent POF NOI Margin 71.3% 69.6% 73.9% 70% $25 71.2% 67.8% 67.8% 66.0% 59.1% $20.04 $20.02 $19.84 $20 $18.79 60% $16.51 $16.18 $16.01 $15 50% $10 40% $5 $0 30% 2019 2020 2021 2022 2023 2024 1Q'25 SmartStop Peer Avg. SmartStop Peer Avg. Source: Company data and filings. (1) Rent POF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. (2) NOI and Adjusted EBITDA are non-GAAP measures. See the Appendix for a reconciliation of these measures to their most directly comparable GAAP measures. (3) Q1’25 figures based on SmartStop’s 149 same-store pool; Q3’24 and Q4’24 figures based on SmartStop’s 148 same-store pool; Q1’24 and Q2’24 figures based on SmartStop’s 149 same- store pool. Rates are on a monthly per square foot basis. (4) Calculated as same-store net operating income divided by same-store revenue 20

C O N F I D E N T I A L 4 Operations Update POST QUARTER-END OPERATIONAL UPDATES (1) (2) Same-Store Ending Occupancy Same-Store In-Place Rates March April May March April May 93.1% 93.1% 93.0% 92.6% $1.63 $1.63 $1.63 $1.62 $1.62 92.1% 92.0% $1.60 Mavis Road Surprise, AZ Mississauga, ONT 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 March April May March April May (3) (4) Same-Store Web Rates Move-In rates March April May March April May $1.11 $1.22 $1.09 $1.06 $1.03 $1.13 $0.99 $1.12 $1.11 $0.95 $1.06 $1.05 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 March April May March April may Brewster Road Algonquin, IL Brampton, ONT Source: Company data and filings. (1) Represents same-store ending physical occupancy for 3/31/2025, 4/30/2025 and 5/31/2025. (2) Represents same-store monthly in-place rates for 3/31/2025, 4/30/2025 and 5/31/2025. (3) Represents same-store monthly web rates for 3/31/2025, 4/30/2025 and 5/31/2025. (4) Represents same-store monthly move-in rates for 3/31/2025, 4/30/2025 and 5/31/2025. 21

4 Management's Track Record of External Growth

SMARTSTOP AND AFFILIATES' INVESTMENT ACTIVITY 2016 - YTD 2025

✓ **Stabilized Acquisitions:**

- Acquired approximately $1.1bn of stabilized properties since 2016
- 4 properties recently closed for $ 112mm
- 6 properties under contract for $121mm

✓ **C/O and Lease-up Acquisitions:**

- Acquired approximately $1.0bn of Certificate of Occupancy or early lease-up properties since 2016[2]

✓ **Ground-up Development:**

- Delivered 12 development properties since 2016
- Majority of ground-up development properties are located in Canada



(in millions)
~$1.5bn of investments on balance sheet or on behalf of Managed REITs since 2021
2016: $595(1); $551; $44
2017: $112; $71; $41
2018: $204; $105; $85; $14
2019: $207; $35; $172
2020: $143; $13; $93; $37
2021: $162; $76; $28; $20; $38
2022: $362(1); $172; $98; $54; $19; $19
2023: $358(1); $325; $15; $18
2024: $253; $24; $25; $187; $18
2025: $380; $29; $121; $119; $112
Development / Expansion
Stabilized
Managed REIT C/O Early Lease Up Acqusitions
Managed REIT under contract(3)
C/O Early Lease Up Acqusitions
Managed REIT stabilized
Under contract(3)

SmartStop and its affiliates have a strong track record of acquisitions across multiple channels and successful integration demonstrates the management team's underwriting expertise

Note: All acquisition and development prices for SmartStop reflect the original purchase price executed by SmartStop, including Strategic Storage Growth Trust, Inc., Strategic Storage Trust IV, Inc., and Strategic Storage Growth Trust II, Inc.; Original purchase price (converted, as applicable, into USD) (1) Acquisitions collapsed for illustrative purposes. (2) Includes one property that the Company acquired in development that received a certificate of occupancy in October 2023. (3) Under Contract properties subject to customary closing conditions. There can be no guarantee that properties under contract will close.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store
22

C O N F I D E N T I A L 4 Recent Acquisition Activity (2025 YTD) Recently Under 1 closed contract Kelowna Total Properties 5 5 Total Purchase Price ($mm) $125 $108 5 10 Total NRSF (Storage Only) ~432,000 ~423,000 13 New Jersey 6 4 Denver Total Units (Storage Only) ~4,400 ~1,900 2 2 1 12 10 2 5 3 9 Nashville 15 3 20 4 4 PORTFOLIO STRATEGY 5 Houston • 10 properties primarily located in Top 25 MSAs / CMAs 11 SmartStop Self Storage REIT, Inc. Prospective Portfolio • Maximize efficiencies in top markets by leveraging 161 Wholly-Owned Operating Properties existing assets and operations 10 Joint Venture Operating Properties • Accretive investments with high physical occupancy and 26 management upside 10 Acquisition Properties – Recently closed or under contract Represents MSA / CMA Note: Acquisition pipeline represents properties acquired subsequent to quarter end and properties under contract. There can be no guarantee that properties under contract will close. (1) Represents properties acquired 2025YTD 23

C O N F I D E N T I A L 4 Solar Initiative (1) HIGHLIGHTS ACTUAL GWH PRODUCTION $888K $1.2M $8.1M $11.2M 57 67 10.8 GWh 8.1 GWh Existing Est. Expected Est. Existing Expected Live Solar Expected Solar Cumulative Expected Annual Annual Savings Annual Savings Investment Investment Sites Sites Production Production KILOWATTS Live PTO Pipeline Live PTO Pipeline 4,554 1 Pipeline sites 10 2,695 7 1,833 29 1,131 Live PTO Sites 15 13 578 57 34 2 Western U.S. Central U.S. Eastern U.S. Canada 2020 2021 2022 2023 2024 2025 YTD (1) Includes wholly-owned and joint venture operating assets of 3/31/2024. Western U.S. includes Arizona and California. Central U.S. includes Colorado, Illinois, Indiana, Michigan and Texas. Eastern U.S. includes DC, Florida, Maryland, Massachusetts, North Carolina, South Carolina, New Jersey and Virginia. 24

5 SmartStop Managed REIT Platform Provides Additional Capital Allocation Flexibility

Managed REIT and third-party platforms represent a significant expansion opportunity for SmartStop

Managed REIT Platform

- Acquire growth-oriented properties that broaden the platform in an accretive structure for SmartStop
- Generate fees and expense reimbursements
- Create economies of scale by adding SmartStop locations

Differentiated Access to Capital

- The structure of SST VI and SSGT III provides the platform access to raising equity capital at NAV, subsequently deploying in an accretive manner at a relatively low-cost basis
- The managed REIT platform provides a competitive advantage relative to institutions and publicly traded REITs, which continues to trade at a high cost of capital and discount to NAV, making accretive transactions via equity capital markets challenging

Third-Party Management Strategy

- Third-party management represents an expansion opportunity, particularly in Canadian markets where there is relatively less sophisticated and smaller operators
- Third-party expansion efforts focused across a range of Canadian and U.S. markets

STRATEGIC STORAGE TRUST VI, INC.[1]

$543mm AUM

Assets Under Management on a cost basis[3]

Portfolio Stats[3]	
# of Stores	25
States / Provinces	10
Units	20,230
Net Rentable SQFT	2,244,300
Canadian Development Properties Under Construction	3

OPERATIONAL PROPERTIES NRSF ALLOCATION



NRSF
2,244,300
ON , 47%
AZ, 17%
FL, 15%
WA, 4%
DE, 4%
PA, 3%
BC, 3%
OR, 3%
NV, 2%
AB, 2%

STRATEGIC STORAGE GROWTH TRUST III, INC.[2]

$352mm AUM

Assets Under Management on a cost basis[3]

Portfolio Stats[3]	
# of Stores	18
States / Provinces	9
Units	12,910
Net Rentable SQFT	1,527,000
Canadian Development Properties Under Construction	2

OPERATIONAL PROPERTIES NRSF ALLOCATION



NRSF
1,527,000
FL, 31%
TX, 26%
ON , 11%
CA, 7%
AB, 7%
AZ, 5%
NC, 4%
NJ, 4%
VA, 4%

Note: All data as of 3/31/2025. (1) Represents Strategic Storage Trust VI, Inc. ("SST VI"), a non-traded REIT with a publicly-registered offering that was declared effective by the SEC on 3/17/2022. (2) Represents Strategic Storage Growth Trust III, Inc. ("SSGT III"), which was launched in May 2022. (3) Includes all rentable units and rentable square feet, consisting of storage units and parking units.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
25

6 Experienced Senior Management Team

SMARTSTOP EXECUTIVE MANAGEMENT TEAM



H. Michael Schwartz
Chairman & Chief Executive Officer
19 Years of Storage Experience
19 Years at SmartStop and Affiliates



James Barry
CFO & Treasurer
12 Years of Storage Experience
12 Years at SmartStop and Affiliates



Wayne Johnson
President & CIO
38 Years of Storage Experience
18 Years at SmartStop and Affiliates



Joe Robinson
Chief Operations Officer
15 Years of Storage Experience
5 Years at SmartStop and Affiliates

ADDITIONAL EXECUTIVE & SENIOR MANAGEMENT TEAM MEMBERS



Nicholas Look
General Counsel & Secretary
7 Years of Storage Experience
7 Years at SmartStop



Mike Terjung
Chief Accounting Officer
15 Years of Storage Experience
15 Years at SmartStop and Affiliates



Bliss Edwards
EVP - Canada
11 Years of Storage Experience
5 Years at SmartStop



David Corak
SVP - Corporate Finance & Strategy
11 Years of Storage Experience
4 Years at SmartStop



Jaclyn Groendyke
VP - People & Culture
4 Years of Storage Experience
4 Years at SmartStop



Bill Charles
Chief Information Officer
1 Year of Storage Experience
1 Year at SmartStop

590+
Total Employees

11%
Executive Management Ownership in the Company[(1)]

77%
NEO Management Comp is Risk / Performance Based

One
Centralized Corporate Headquarters

14+ Years
Average Leadership Team Experience

(1) Represents approximate ownership as of 3/31/2025.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®

26

6 Experienced Board of Directors



H. Michael Schwartz

Chairman & Chief Executive Officer

- Founder, CEO, and Chairman of SmartStop
- In 2007, founded Strategic Storage Trust ("SST"), which was ultimately sold to Extra Space Storage in 2015
- Negotiated the all-cash merger of Strategic Storage Growth Trust, Inc. ("SSGT") with Strategic Storage Trust II ("SST II")
- More than 34 years of experience in real estate, securities and corporate financial management. During the last 22 years, he has transacted more than $6.5 billion in office, industrial, retail, student housing, senior housing and self storage properties



Harold "Skip" Perry

Lead Independent Director

- Previously served as one of SmartStop's independent directors from October 2013 until June 2014 and served as an independent director of SmartStop Self Storage from February 2008 until its merger with Extra Space in 2015
- Member of the Audit, Compensation, and Nominating & Corporate Governance (Chairman) committees
- 40+ years of financial accounting, management and consulting experience for organizations in the real estate industry
- Currently the Executive Managing Director of Real Globe Advisors, a commercial real estate advisory firm which he founded
- Previously held senior positions at Real Globe Advisors, Alvarez & Marsal Real Estate Advisory Services and Ernst & Young



David J. Mueller

Independent Director

- 25+ years of financial management experience
- Member of the Audit (Chairman), Compensation, and Nominating & Corporate Governance committees
- In June 2009, founded his own CPA firm, specializing in consulting, audit and tax services for small businesses and non-profits, where he continues to serve as Managing Partner
- From 2001 to 2009, served in several capacities at Manulife Financial Corporation, including Controller of Annuities and Chief Financial Officer of Distribution for Manulife Wood Logan



Timothy S. Morris

Independent Director

- Previously served as an independent director of SmartStop Self Storage from February 2008 until its merger with Extra Space in 2015
- Member of the Audit, Compensation (Chairman), and Nominating & Corporate Governance committees
- 30+ years of financial and management experience with several international organizations, including the English-Speaking Union, AMDG Worldwide, Geneva Global, Care International UK and Royal Society Mencap
- Has held various management and senior finance roles within organizations such as the International Leisure Group, Halliburton/KBR and the Bank for International Settlements



Paula Mathews

Independent Director

- A member of SmartStop's board of directors since January 2016
- Previously served as SmartStop's Secretary and an Executive Vice President from SmartStop's formation until June 2018
- Has held senior level executive positions with several pension investment advisors, including KBS Realty (1995 to 2011), TCW Realty Advisors (now CBRE Investors) (1985-1992), and PMRealty Advisors (1983-1985)

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
27

7 Investment Grade Rated Balance Sheet Positioned for Growth

- On April 2nd, 2025, SmartStop REIT priced its IPO at $30.00 per share raising $932mm(1) and started trading on the NYSE under "SMA"
- Net IPO proceeds used to redeem Series A Preferred stock and repay existing bank debt
- As adjusted net debt / Q1-25 LQA Adj. EBITDA(1) of 4.8x
- As adjusted total liquidity of $562mm(2) allows the company to execute on its growth plan

SMARTSTOP AS ADJUSTED BALANCE SHEET HIGHLIGHTS(3)(4)

BBB
DBRS rating

BBB-
Kroll rating

3.8 Years
Wtd. Avg. Debt Maturity(5)

72.9%
Fixed Rate Debt(6)

AS ADJUSTED 3/31/2025 CAPITALIZATION(3)

	3/31/2025	IPO adjustments	As adjusted 3/31/2025
Revolver	$679	($472)	$207
CMBS debt	279		279
Term Loans	303	(175)	128
Private Placement	150		150
Share of JV debt	49		49
Total debt	**$1,459**	**($647)**	**$812**
Less: Cash and cash equivalents	(40)	(29)	(68)
Net debt	**$1,419**		**$744**
Q1-25 LQA Adj. EBITDA	155		155
Net debt / Q1-25 LQA Adj. EBITDA	**9.2x**		**4.8x**

AS ADJUSTED DEBT MATURITY SCHEDULE(3)(4)(5)(7)



$92
$92
$42
$42
$335
$207
$128
$104
$104
$191
$150
$41
2026
2027
2028
2029
2030+
Term Loans
Revolver
CMBS Debt
Private Placement

Note: Capitalization excludes discounts on secured debt, net and debt issuance costs, net. (1) Based on Annualized Adjusted EBITDA of $39mm as of 3/31/2025. (2) Liquidity based on $700mm of revolver capacity less $207mm of pro forma revolver debt plus $68mm of cash and cash equivalents inclusive of restricted cash. (3) As of 3/31/2025 and adjusted for IPO adjustments. (4) Excludes adjustments for discount on secured debt and debt issuance costs. (5) Includes one year extension of the 2024 Credit Facility to February 2028 and one year extension of the 2027 NBC Loan to May 2028. (6) Excludes the impact of interest rate derivatives. (7) Based on full contractual balance of consolidated debt.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
28

Appendix

C O N F I D E N T I A L Debt Schedule and Asset Pool Schedule – Adjusted for IPO ADJ 1Q25 1Q25 Annualized Annualized NOI NOI (USD) (USD) Loan Name REIT Name Denom. Bal. (USD) Maturity Date # of Properties Debt Yield Total Secured Debt 406.7 60 58.5 58.5 14.4% (1) 206.8 97 83.9 83.9 2024 KeyBank Credit Facility SMA USD 40.6% 2032 Notes SMA USD 150.0 N/A N/A N/A N/A Total Unsecured Debt 356.8 97 83.9 83.9 23.5% Total Unencumbered Properties - 7 5.5 5.8 N/A Total Debt & Properties 763.5 164 147.9 148.2 19.4% Note: Adjusted for initial public offering and related use of proceeds, specifically (i) payoff of the $175 million Acquisition Facility and (ii) approximately $472 million paydown on the KeyBank Credit Facility.”. Wholly-owned properties and associated debt only. Does not include joint-venture assets or share of debt. 03/31/2025 FX Spot Rate used - 0.70x. (1) Includes properties acquired in 1Q25, used proforma in annualized adjusted NOI 30

C O N F I D E N T I A L MSA Exposure – Total Portfolio Wholly-Owned Total Portfolio at 3/31/25 Net % of Portfolio % of Portfolio Rentable # of (1) Units MSA/CMA by NRSF by NOI Sq. Ft. Stores Miami - Fort Lauderdale 9.5% 12.0% 1,221,100 12 10,470 Toronto 8.7% 9.5% 1,110,700 13 10,610 Los Angeles 6.9% 9.9% 8 82,000 12 8,290 Las Vegas 6.7% 6.8% 865,000 9 7,160 Asheville 6.2% 5.3% 792,450 13 5,680 Houston 5.3% 5.0% 676,800 9 5 ,130 Denver 4.1% 2.8% 524,800 8 4,600 Tampa 3.7% 3.1% 478,100 5 3,890 Chicago 3.4% 2.3% 4 32,450 6 3 ,785 Dayton 3.2% 2.0% 404,650 7 3 ,605 Seattle - Tacoma 3.0% 3.2% 390,550 5 3,430 New York - Newark 3.0% 2.9% 386,000 3 4 ,385 Phoenix 2.6% 2.5% 3 29,100 4 3,130 San Francisco - Oakland 2.5% 2.7% 3 22,600 4 2 ,920 Port St. Lucie 2.5% 2.2% 318,900 4 2,610 Sacramento 2.4% 1.4% 3 08,100 4 2,895 Riverside - SB 2.4% 2.8% 3 06,700 5 2,690 Detroit 2.1% 1.7% 2 66,100 4 2 ,220 Myrtle Beach 1.5% 1.1% 197,800 2 1,450 (2) Other 20.3% 20.8% 2,618,700 35 2 3,745 Total Stores 100.0% 100.0% 1 2,832,600 164 1 12,695 (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Jacksonville, Milwaukee, Mobile, Nantucket, Naples, Nashville, Orlando, Punta Gorda, Raleigh - Cary, San Antonio, San Diego, San Jose, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Spartanburg, Stockton, Trenton-Princeton and Washington-Arlington. None of these markets represent more than 1.5% of the total portfolio by NRSF. 31

C O N F I D E N T I A L MSA Exposure – Owned & Managed Portfolio Owned and Managed Total Portfolio at 3/31/25 % of Portfolio Net Rentable (1) # of Stores Units MSA/CMA by NRSF Sq. Ft. Toronto 18.4% 3 ,239,300 35 3 1,315 Miami - Fort Lauderdale 7.3% 1,289,600 13 11,230 Los Angeles 5.6% 9 79,300 13 9 ,220 Las Vegas 5.2% 916,900 10 7 ,495 Asheville 4.9% 8 56,550 14 6,160 Houston 4.7% 826,700 10 6,060 Phoenix 4.5% 789,200 9 6,690 Orlando 3.9% 6 84,400 7 5 ,190 Denver 3.0% 524,800 8 4,600 Tampa 2.7% 4 78,100 5 3,890 New York - Newark 2.6% 451,900 4 5 ,115 Chicago 2.5% 432,450 6 3 ,785 Dayton 2.3% 404,650 7 3,605 Seattle - Tacoma 2.2% 3 90,550 5 3,430 San Francisco - Oakland 1.8% 3 22,600 4 2,920 Port St. Lucie 1.8% 3 18,900 4 2,610 Sacramento 1.8% 3 08,100 4 2 ,895 Riverside - SB 1.7% 3 06,700 5 2,690 San Diego 1.7% 2 91,200 3 3,020 Dallas 1.5% 2 67,200 3 2 ,170 (2) Other 19.9% 3,522,100 49 32,115 Total Stores 100.0% 17,601,200 218 1 56,205 Note: Amounts include properties owned in joint ventures. (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) Other markets include: Baltimore, Cape Coral - Fort Meyers, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Detroit, Edmonton (Canada), Jacksonville, Milwaukee, Mobile, Myrtle Beach, Nantucket, Naples, Nashville, Philadelphia, Portland, Punta Gorda, Raleigh - Cary, Richmond, San Antonio, San Jose, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Spartanburg, Stockton, Trenton-Princeton, Vancouver (Canada) and Washington-Arlington. None of these markets represent more than 1.5% of the total owned or operated portfolio by NRSF. 32

C O N F I D E N T I A L Reconciliation: Net Income (Loss) to Net Operating Income ($ in thousands) 2025 Q1 2024 2024 Q4 2024 Q3 2024 Q2 2024 Q1 2023 2023 Q4 2023 Q3 2023 Q2 2023 Q1 Net income (loss) ($5,456) ($5,888) ($151) ($3,392) ($705) ($1,640) $11,647 $2,356 $2,979 $4,279 $2,033 Adjusted to exclude: (1) Tenant protection program revenues (2,305) (8,297) (2,145) (2,175) (2,032) (1,945) (7,783) (1,958) (1,987) (1,909) (1,930) (2) Tenant protection program related expenses 182 983 117 610 156 100 349 116 116 59 56 Managed REIT Platform revenue (4,113) (11,383) (3,056) (2,923) (2,670) (2,734) (11,906) (2,791) (2,518) (4,321) (2,277) Asset management fees — — — — — — — — — — — Managed REIT Platform expenses 1,2 34 3,982 1,4 30 1,053 648 851 3,365 827 1,3 07 681 550 General and administrative 7,8 50 29,948 7,4 98 7,210 7,813 7,427 27 ,452 7,456 6,277 7,1 82 6,537 Depreciation 15,094 55 ,175 14,119 13,836 13,636 13 ,584 53,636 13,561 13 ,427 13 ,376 (1,904,513) Intangible amortization expense 1,599 935 474 215 173 73 6,594 1,107 1,732 1,8 36 1,919,705 Acquisition expenses 203 413 292 38 12 71 192 74 76 11 31 Contingent earnout adjustment — — — — — — — — — — — Impairment of goodwill and intangible assets — — — — — — — — — — — Impairment of investments in Managed REITs — — — — — — — — — — — Write-off of equity interest and preexisting — — — — — — — — relationships upon acquisition of control — — — Gain on sale of real estate — — — — — — — — — — — Interest expense 22,022 72 ,325 19 ,375 19,102 17,294 16,553 61,805 16,271 15,925 14,905 14,704 Net loss on extinguishment of debt 789 471 — — — 471 — — — — — Casualty loss on real estate, net — — — — — — — — — — — Equity in (earnings) losses of unconsolidated joint venture properties 242 1,380 312 380 359 329 1,625 410 274 536 405 Gain on equity interests upon acquisition — — — — — — — — — — — Equity in (earnings) losses of investments in Managed REITs 215 1,414 457 248 257 452 1,272 379 444 216 233 Income tax expense (benefit) 606 1,4 84 391 404 347 342 (2,596) (1,689) (1,050) (134) 277 Interest income (725) (3,247) (872) (1,023) (667) (684) (3,361) (823) (699) (696) (1,143) Other, net (454) 1,282 (1,667) 1,981 792 177 231 70 266 (497) 392 Net operating income 36,983 $140,977 $36,574 $35,564 $35,413 $33,427 $142,524 $35,367 $36,570 $35,525 $35,060 (1) Tenant protection program revenues are included within ancillary operating revenue within our consolidated statements of operations. Beginning with the period presented for fiscal year 2021, the Company removed Tenant protection program revenues from its calculation of net operating income, and such amounts were added as an adjustment to the reconciliation to net income in the table above. (2) Tenant protection program related expenses are included within property operating expenses within our consolidated statements of operations. Beginning with the period presented for fiscal year 2023, the Company removed Tenant protection program related expenses from its calculation of net operating income, and such amounts were added as an adjustment to the reconciliation to net income in the table above. 33

C O N F I D E N T I A L Reconciliation: Net Income (Loss) to Adjusted EBITDA: Trailing 9 Quarters ($ in thousands) 2025 Q1 2024 2024 Q4 2024 Q3 2024 Q2 2024 Q1 2023 2023 Q4 2023 Q3 2023 Q2 2023 Q1 Net income (loss) ($5,456) ($5,887) ($151) ($3,392) ($705) ($1,640) $11,647 $2,356 $2,979 $4,279 $2,033 Adjustments: Interest expense and net loss on extinguishment of debt 2 2,811 7 2,796 19,375 1 9,102 17,294 17,024 61,804 1 6,271 15,925 14,905 1 4,704 (1) Tax related expense 768 2 ,611 638 659 692 623 (1,852) (1,503) (835) 70 416 Depreciation and amortization 1 6,693 5 6,110 14,593 1 4,051 1 3,809 13,657 60,230 14,668 1 5,159 1 5,212 15,192 Adjustments to reflect EBITDA related to our unconsolidated entities 1,716 6,453 1,611 1,729 1 ,579 1 ,533 6,302 1 ,689 1 ,675 1,563 1,375 (2) Acquisition expenses 203 413 292 38 12 71 192 74 76 11 31 Equity based compensation expense 1,245 5 ,258 1,395 1 ,307 1 ,422 1 ,134 5,258 1 ,180 1,459 1,513 1 ,106 Sponsor funding revenue reduction 245 844 246 218 199 181 34 34 — — — Casualty loss on real estate, net — — — — — — — — Losses incurred due to hurricane — 500 — 500 — — — — — — — Foreign currency and interest rate derivative (gains) losses, net (202) 577 (1,732) 1,671 749 (111) (178) 49 96 (707) 385 Offering related expenses 625 330 — — 3 327 792 792 — — — (3) Adjusted EBITDA $38,648 $140,004 $36,268 $35,883 $35,054 $32,799 $144,230 $35,609 $36,534 $36,846 $35,241 (1) Tax related expense consists primarily of adjustments to deferred tax liabilities, state, federal, and Canadian income tax, as well as state franchise taxes. (2) This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy. (3) Our calculation of Adjusted EBITDA was modified beginning in the period ended September 30, 2024, to add back foreign currency and interest rate derivative (gains) losses. Accordingly, the prior periods have been presented here based on the current calculation, which differs from what was previously reported for such periods. 34

Reconciliation: Same-Store Net Operating Income to Total Net Operating Income

($ in thousands)

Owned Operating Store Segment	# of Stores	Net Rentable Sq. Ft.	Units	Net Rent / Occupied Sq. Ft. for the Three Months Ended March 31,[1]		Ending Occupancy as of March 31,			Revenue for the Three Months Ended March 31,			Expenses for the Three Months Ended March 31,			NOI for the Three Months Ended March 31,[3]		
				2025	2024	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Same-Store Wholly-Owned	149	11,529,750	99,815	$19.84	$19.45	93.0%	92.0%	1.0%	$51,116	$49,509	3.2%	$17,381	$16,522	5.2%	$33,735	$32,987	2.3%
Non Same-Store Wholly-Owned[2]	15	1,302,850	12,880	20.94	NM	90.5%	NM		5,772	1,208	NM	2,524	$768	NM	$3,248	$440	NM
Total Wholly-Owned Operating Stores	**164**	**12,832,600**	**112,695**	**19.94**	**NM**	**92.7%**	**NM**		**$56,888**	**$50,717**	**NM**	**$19,905**	**$17,290**	**NM**	**$36,983**	**$33,427**	**NM**
Total Joint Venture Operating Stores	10	900,000	9,440			92.2%											
Total All Owned Operating Stores	**174**	**13,732,600**	**122,135**														

NM: Not meaningful comparison (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. Not in thousands. (2) The non same-store wholly-owned pool consisted of 15 properties owned at quarter end March 31, 2025. Not all of these properties were owned at or during the entirety of the quarter ending March 31, 2024 . As such, the results as measured on a year-over-year basis are not directly comparable. (3) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
35

Reconciliation: Same-Store Facility Results – Years Ended December 31, 2024 and 2023

($ in thousands)

	Same-Store Facilities			Non Same-Store Facilities			Total		
	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Revenue [(1)]	$202,523	$201,728	0.4%	$8,156	$5,809	N/M	$210,679	$207,537	1.5%
Property operating expenses [(2)]	$65,301	$62,115	5.1%	$4,399	$2,899	N/M	$69,700	$65,014	7.2%
Net operating income	$137,222	$139,613	(1.7%)	$3,757	$2,910	N/M	$140,979	$142,523	(1.1%)
Number of facilities	148	148		14	6		162	154	
Rentable square feet [(3)]	11,429,100	11,404,485		1,187,800	486,700		12,616,900	11,891,185	
Average physical occupancy [(4)]	92.2%	92.9%	(0.7%)	82.9%	N/M	N/M	91.8%	92.1%	(0.3%)
Annualized rent per occupied square foot [(5)]	$20.02	$19.83	1.0%	$16.32	N/M	N/M	$19.85	$19.77	0.4%

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store

NM: Not meaningful comparison (1) Revenue includes rental income, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Property operating expenses excludes Tenant Protection Program related expense. Please see the reconciliation of net operating income to net income (loss) below for the full detail of adjustments to reconcile net operating income to net income (loss). (3) Of the total rentable square feet, parking represented approximately 1,017,000 square feet as of December 31, 2024 and 2023, respectively. On a same-store basis, for the same periods, parking represented approximately 954,000 square feet. Amount not in thousands. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. In the event a property is disposed of, or becomes completely inoperable during the period, such property is excluded from the respective calculation in the first full month of non-operation. (5) Determined by dividing the aggregate realized rental income for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. In the event a property is disposed of, or becomes completely inoperable during the period, such property is excluded from the respective calculation in the first full month of non-operation. We have excluded the realized rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot. Amount not in thousands.

36

Reconciliation: Same-Store Facility Results – Years Ended December 31, 2023 and 2022

($ in thousands)

	Same-Store Facilities			Non Same-Store Facilities			Total		
	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Revenue (1)	$184,822	$177,539	4.1%	$22,715	$15,200	N/M	$207,537	$192,739	7.7%
Property operating expenses (2)	$56,210	$52,736	6.6%	$9,153	$5,701	N/M	$65,363	$58,437	11.9%
Net operating income	$128,612	$124,803	3.1%	$13,562	$9,499	N/M	$142,174	$134,302	5.9%
Number of facilities	137	137		17	16		154	153	
Rentable square feet (3)	10,397,440	10,366,585		1,506,245	1,428,145		11,903,685	11,794,730	
Average physical occupancy (4)	92.9%	94.6%	(1.7%)	N/M	N/M		92.1%	94.0%	(1.9%)
Annualized rent per occupied square foot (5)	$20.04	$18.87	6.2%	N/M	N/M		$19.77	$18.76	5.4%

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store

NM: Not meaningful comparison (1) Revenue includes rental revenue, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Property operating expenses excludes corporate general and administrative expenses, interest expense, depreciation, amortization expense, and acquisition expenses. (3) Of the total rentable square feet, parking represented approximately 1,017,000 square feet and 1,016,000 square feet as of December 31, 2023 and 2022, respectively. On a same-store basis, for the same periods, parking represented approximately 949,000 square feet. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. (5) Determined by dividing the aggregate realized rental income for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. We have excluded the realized rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot.

37

Reconciliation: Same-Store Facility Results – Years Ended December 31, 2022 and 2021

($ in thousands)

	Same-Store Facilities			Non Same-Store Facilities			Total		
	2022	2021	% Change	2022	2021 [6]	% Change	2022	2021	% Change
Revenue [1]	$139,627	$123,649	12.9%	$53,112	$27,993	N/M	$192,739	$151,642	27.1%
Property operating expenses [2]	$40,085	$38,195	4.9%	$18,352	$9,933	N/M	$58,437	$48,128	21.4%
Net operating income	$99,542	$85,454	16.5%	$34,760	$18,061	N/M	$134,302	$103,515	29.7%
Number of facilities	109	109		44	30		153	139	
Rentable square feet [3]	8,036,285	8,034,200		3,758,445	2,630,800		11,794,730	10,665,000	
Average physical occupancy [4]	94.6%	95.1%	(0.5%)	N/M	N/M		94.0%	94.3%	
Annualized rent per occupied square foot [5]	$18.79	$16.46	14.2%	N/M	N/M		$18.58	$16.30	

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store

NM: Not meaningful comparison (1) Revenue includes rental revenue, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Property operating expenses excludes corporate general and administrative expenses, interest expense, depreciation, amortization expense, and acquisition expenses. (3) Of the total rentable square feet, parking represented approximately 1,016,000 square feet and 937,000 square feet as of December 31, 2022 and 2021, respectively. On a same-store basis, for the same periods, parking represented approximately 680,000 square feet. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. (5) Determined by dividing the aggregate realized rental income for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. We have excluded the realized rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot. (6) Included in the non same-store data is a self storage facility consisting of approximately 84,000 square feet owned by SST VI OP, which was consolidated for approximately three months in 2021.

38

C O N F I D E N T I A L Additional Information Regarding NOI, Adjusted EBITDA and Adjusted Leverage Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Adjusted EBITDA Adjusted EBITDA is a non-GAAP measure that SmartStop defines as net income (loss) computed in accordance with GAAP before: (i) interest expense and net loss on extinguishment of debt; (ii) tax related expenses; (iii) depreciation and amortization; (iv) adjustments to reflect EBITDA related to its unconsolidated entities; (v) changes in the fair value of its contingent earn-out liability; (vi) acquisition and transaction expenses; (vii) impairment charges related to goodwill, intangible assets, and equity investments; (viii) equity based compensation expense; (ix) gains or losses from disposition of depreciable property; (x) gains or losses from the acquisition of previously unconsolidated affiliates; (xi) sponsor funding revenue reduction; (xii) offering related expenses; and (xiii) gains or losses from foreign currency and interest rate derivatives. SmartStop uses Adjusted EBITDA as an additional metric by which it measures its operational performance independent of the impact of its capital structure. Additionally, SmartStop believes Adjusted EBITDA is a useful indicator of its ability to support its debt obligations. Presentation of Adjusted EBITDA is intended to provide useful information to investors as they compare the operating performance of different REITs. However, not all REITs calculate Adjusted EBITDA or on the same basis, so comparisons with other REITs may not be meaningful. Furthermore, Adjusted EBITDA is not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) as an indication of SmartStop’s performance, as an alternative to cash flows from operations as an indication of its liquidity or indicative of funds available to fund its cash needs, including its ability to make distributions to its stockholders or support its debt obligations. Adjusted EBITDA should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. Adjusted Leverage Net debt is a non-GAAP financial measure reflecting SmartStop’s total debt (plus its share of joint venture debt), less cash and cash equivalents. SmartStop calculated adjusted net debt as net debt further adjusted for an incremental $75.0 million draw on Acquisition Facility and incremental $7.9 million draw on its revolving credit facility to fund the acquisition of two properties in the first quarter of 2025, offset by the repayment of debt with the net proceeds of this offering. SmartStop’s adjusted leverage is calculated using adjusted net debt as of period end divided by Adjusted EBITDA (as further adjusted) for the quarter then ended (annualized). SmartStop uses this ratio to evaluate its capital structure and financial leverage. This ratio is also commonly used in the self-storage industry, and SmartStop believes it provides investors, lenders and rating agencies a meaningful supplemental measure of SmartStop’s ability to repay and service its debt obligations. Other REITs may also calculate this ratio or other similarly captioned metrics in a manner different than SmartStop calculates this ratio. 39

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